UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 11, 2013
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
CIBC Inc.
Redwood Commercial Mortgage Corporation
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-06	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
383 Madison Avenue New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On or about March 14, 2013, a series of commercial mortgage pass-through certificates, entitled J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10 Commercial Mortgage Pass Through Certificates, Series 2013-C10 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of March 1, 2013 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Park Bridge Lender Services LLC, as senior trust advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-SB Certificates, Class X-A, Class A-S Certificates, Class B Certificates, Class C Certificates and Class D Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B Certificates, Class E Certificates, Class F Certificates, Class NR Certificates and Class R Certificates (collectively, the “Private Certificates” and together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10 (the “Issuing Entity”), a common law trust fund to be formed on or about March 14, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 50 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 101 commercial and multifamily properties. The Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to (i) a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 14, 2013, between the Registrant and JPMCB, (ii) a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 14, 2013, among the Registrant and CIBC Inc. (“CIBC”) and (iii)  a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 14, 2013, among the Registrant, Redwood Commercial Mortgage Corporation (“RCMC”) and Redwood Trust, Inc.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived in part from the proceeds from the sale of Certificates by the Registrant to J.P. Morgan Securities LLC (“JPMS”), CIBC World Markets Corp. (“CIBCWMC”) and Morgan Stanley & Co. LLC (“MSC”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated March 1, 2013, among the Registrant, JPMS, CIBCWMC and MSC (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated March 1, 2013, between the Registrant, JPMS and MSC (pertaining to the Private Certificates), which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 1, 2013, supplementing the Prospectus dated February 21, 2013, each as filed with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated March 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of CIBC World Markets Corp. and Morgan Stanley & Co. LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of March 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Park Bridge Lender Services LLC, as senior trust advisor.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 14, 2013, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 14, 2013, between CIBC Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of March 14, 2013, between Redwood Commercial Mortgage Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2013	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1
Underwriting Agreement, dated March 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of CIBC World Markets Corp. and Morgan Stanley & Co. LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of March 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Park Bridge Lender Services LLC, as senior trust advisor.
(E)

99.1	Mortgage Loan Purchase Agreement, dated as of March 14, 2013, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of March 14, 2013, between CIBC Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3
Mortgage Loan Purchase Agreement, dated as of March 14, 2013, between Redwood Commercial Mortgage Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.
(E)